Commitments and Contingent Liabilities (Details) $ in Thousands	9 Months Ended
	Sep. 30, 2016 USD ($) Bank	Sep. 30, 2015 USD ($)
Commitments and Contingent Liabilities (Textual)
Lines of credit maximum borrowings	$ 5,000
Interest rate description	These lines of credit are unsecured and available subject to the Company maintenance of a 30% ratio of total shareholders' equity to total assets. Interest rates across these credit lines varied from 1.5% to 2.3% as of September 30, 2016. Any borrowings under the credit lines would become repayable if Fortissimo Capital ceases to be the company controlling shareholder (which for this purpose generally requires Fortissimo Capital to continue to hold 25% of the company outstanding ordinary shares).
Purchase commitments	$ 13,865
Royalty expense	469	$ 587
Guarantees fee	$ 367
Number of banks | Bank	2